                                2,616,250 Shares


                               INTEST CORPORATION
                                  Common Stock




                             UNDERWRITING AGREEMENT



                                                      Philadelphia, Pennsylvania
                                                                    May __, 1997


JANNEY MONTGOMERY SCOTT INC.
NEEDHAM & COMPANY, INC.
As Representatives of the Several
 Underwriters Named in Schedule I
 Hereto
c/o Janney Montgomery Scott Inc.
1801 Market Street
Philadelphia, Pennsylvania  19103

Dear Ladies and Gentlemen:

                  inTEST Corporation, a Delaware corporation (the "Company"), proposes to sell to Janney Montgomery Scott Inc. and Needham & Company, Inc. (the "Representatives") and the several other underwriters named in Schedule I hereto (collectively with the Representatives, the "Underwriters") 1,820,000 shares of the Company's common stock ("Common Shares"), and the selling stockholders of the Company named in Schedule II hereto (collectively, the "Selling Stockholders") propose to sell severally to the Underwriters an aggregate of 455,000 Common Shares. The Common Shares to be sold to the Underwriters by the Company and the Selling Stockholders are hereinafter referred to as the "Firm Shares." The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Firm Shares shall be offered to the public at an
initial public offering price of $        per Firm Share (the "Offering Price").

                  In addition, in order to cover over-allotments in the sale of the Firm Shares, the Underwriters may purchase for the Underwriters' own accounts, ratably in proportion to the amounts set forth opposite their respective names in Schedule I hereto, up to 341,250

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additional Common Shares from the Selling Stockholders named in Schedule II hereto (such additional Common Shares are referred to herein as the "Optional Shares"). If any Optional Shares are purchased, the Optional Shares shall be purchased for offering to the public at the Offering Price and in accordance with the terms and conditions set forth herein. The Firm Shares and the Optional Shares are referred to collectively herein as the "Shares."

                  The Company and the Selling Stockholders, intending to be legally bound, hereby confirm their agreement with the Underwriters as follows:

                  1. Representations and Warranties.

                           (a) Representations and Warranties of the Company.
The Company, and each of the subsidiaries of the Company listed in Exhibit A hereto (each a "Subsidiary", all of the foreign subsidiaries collectively referred to as the "Foreign Subsidiaries", all of the domestic subsidiaries referred to as the "Domestic Subsidiaries" and all of the Foreign Subsidiaries and Domestic Subsidiaries collectively referred to as the "Subsidiaries") jointly and severally represent and warrant to, and agree with, the several Underwriters that:

                                    (i) The Company has prepared, in conformity
with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Regulations"), of the Securities and Exchange Commission (the "SEC") under the Act in effect until applicable times, and has filed with the SEC a registration statement on Form S-1 (File No. 333-_____) and one or more amendments thereto for the primary purpose of registering the Shares under the Act. Copies of such registration statement and any amendments thereto, and all forms of the related prospectus contained therein, have been delivered to the Representatives; any preliminary prospectus included in such registration statement or filed with the SEC pursuant to Rule 424(a) of the Regulations is hereinafter called a "Preliminary Prospectus." The various parts of such registration statement, including all exhibits thereto and the information (if any) contained in the form of final prospectus filed with the SEC pursuant to Rule 424(b) of the Regulations in accordance with Section 5(a) of this Agreement and deemed by virtue of Rule 424 of the Regulations to be part of the registration statement at the time it was declared effective, each as amended at the time the registration statement became effective, are hereinafter collectively called the "Registration Statement." The final prospectus in the form included in the Registration Statement or first filed with the SEC pursuant to Rule 424(b) of the Regulations and any amendments or supplements thereto are hereinafter called the "Prospectus."

                                    (ii) The Registration Statement has become
effective under the Act and the SEC has not issued any stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus, nor has the SEC instituted or threatened to institute proceedings with respect to such an order. No stop order suspending the sale of the Shares in any jurisdiction designated by the Representatives as provided for in Section 5(f) hereof has been issued, and no proceedings for that purpose have been instituted or threatened. The Company has complied in all material

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respects with all requests of the SEC, or requests of which the Company has been advised of any state securities commission in a state designated by the Representatives as provided for in Section 5(f) hereof, for additional information to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus unless such request has been waived. Each Preliminary Prospectus conformed to all the requirements of the Act and the Regulations as of its date in all material respects and did not as of its date contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon and in conformity with information supplied to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein. The Registration Statement, on the date on which it is declared effective by the SEC (the "Effective Date") and when any post-effective amendment thereof shall become effective, and the Prospectus, at the time it is filed with the SEC pursuant to Rule 424(b) and on the Closing Date (as defined in Section 3 hereof) and any Option Closing Date
(as defined in Section 4(b) hereof), will conform in all material respects to all the requirements of the Act and the Regulations, and will not, on any of such dates, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein.

                                    (iii) The Company is a corporation duly
organized, validly existing and in good standing under the laws of the State of Delaware, with all necessary corporate power and authority, and all required licenses, permits, clearances, certifications, registrations, approvals, consents and franchises, to own or lease and operate its properties and to conduct its business as described in the Prospectus, and to execute, deliver and perform this Agreement. Each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with all necessary corporate power and authority, and all required licenses, permits, clearances, certifications, registrations, approvals, consents and franchises, to own or lease and operate its properties and to conduct its business as described in the Prospectus.

                                    (iv) The outstanding shares of capital stock
or other evidence of ownership of the Subsidiaries have been duly authorized and validly issued and are owned by the Company (A) 100% with respect to the Domestic Subsidiaries, (B) 79% with respect to the Foreign Subsidiaries and (C) upon the consummation of the transactions contemplated in the Exchange
Agreements (the "Exchange") each dated               , 1997 (each an "Exchange
Agreement" and collectively, the "Exchange Agreements") by and between the Company and each of those persons named in Schedule III hereto (collectively, the "Subsidiary Stockholders"), 100% with respect to the Foreign Subsidiaries, in all cases free and clear of all liens, encumbrances and security interests. There are no options, obligations

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to issue or other rights to convert or exchange any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding. Except as provided in the corporation law of the respective jurisdictions of incorporation of the Subsidiaries or as set forth in the Prospectus, there are no restrictions of any kind which prevent the payment of dividends by any of the Subsidiaries.

                                    (v) This Agreement has been duly authorized,
executed and delivered by the Company and each of the Subsidiaries and constitutes, with respect to each, its legal, valid and binding obligation, enforceable against the Company and each of the Subsidiaries in accordance with its terms, except as such enforceability may be limited by equitable principles or by the application of bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally, and except as rights to indemnity and contribution hereunder may be limited by applicable securities laws.

                                    (vi) The Exchange Agreements have been duly
authorized, executed and delivered by the Company and constitute the Company's legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by equitable principles or by the application of bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally.

                                    (vii) The execution, delivery and
performance of this Agreement by the Company and the Subsidiaries does not and will not, with or without the giving of notice or the lapse of time, or both,
(a) conflict with any term or provision of the Company's and each of the Subsidiaries' Articles of Incorporation or Bylaws, or similar governing instruments, (b) result in a breach of, constitute a default under, result in the termination or modification of, result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the assets of the Company or any of the Subsidiaries, or require any payment by the Company or any of the Subsidiaries, or impose any liability on the Company or any of the Subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, commitment or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of the Company's or any of the Subsidiaries' assets are bound or affected, (c) assuming compliance with Blue Sky laws and regulations applicable to the offer and sale of the Shares, violate any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of the Company's or any of its Subsidiaries' properties or business or (d) result in a breach, termination or lapse of the Company's or any of its Subsidiaries' corporate power and authority to own or lease and operate its assets and properties and conduct its business as described in the Prospectus.

                                    (viii) At the date or dates indicated in the
Prospectus, the Company had the duly authorized and outstanding capital stock set forth in the Prospectus; and on the Effective Date, the Closing Date and any Option Closing Date, there were and will be no options or warrants for the purchase of, other outstanding rights to purchase,

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agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, except as described in the Prospectus.

                                    (ix) The authorized capital stock of the
Company conforms in all respects with the description thereof in the Prospectus.

                                    (x) The currently outstanding shares of the
Company's and the Subsidiaries' capital stock, including the Shares to be purchased by the Underwriters from the Selling Stockholders, have been duly authorized and are validly issued, fully paid and non-assessable, and none of such outstanding shares of the Company's or Subsidiaries' capital stock has been issued in violation of any preemptive rights of any security holder of the Company or the Subsidiaries. The Common Shares to be issued to the Selling Stockholders upon the consummation of the Exchange will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and none of such outstanding shares of the Company's capital stock will be issued in violation of any preemptive rights of any security holder of the Company. The holders of the outstanding shares of the Company's and the Subsidiaries' capital stock are not subject to personal liability solely by reason of being such holders. The offers and sales of the outstanding shares of the Company's and the Subsidiaries' capital stock, whether described in the Registration Statement or otherwise, were and, as to the Common Shares to be issued on consummation of the Exchange, will be made in conformity with applicable federal, state and foreign securities laws.

                                    (xi) When the Shares have been duly
delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, the Delaware General Corporation Law, as amended. Neither the filing of the Registration Statement nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of the Company any rights for or relating to the registration of any Common Shares or any other capital stock of the Company, except such as have been satisfied or waived.

                                    (xii) No consent, approval, authorization,
order, registration, license or permit of, or filing or registration with, any court, government, governmental agency, instrumentality or other regulatory body or official is required for the valid and legal execution, delivery and performance by the Company and the Subsidiaries of this Agreement and the consummation of the transactions contemplated hereby and described in the Prospectus, except such as may be required for the registration of the Shares under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and for compliance with the applicable state securities or Blue Sky laws.


                                        5

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                                    (xiii) The Common Shares (including the
Shares) have been approved for inclusion, subject only to official notice of issuance, in the Nasdaq National Market.

                                    (xiv) The statements in the Registration
Statement and Prospectus, insofar as they are descriptions of or references to contracts, agreements or other documents, are accurate in all material respects and present or summarize fairly, in all material respects, the information required to be disclosed under the Act and/or the Regulations, and there are no contracts, agreements or other documents required to be described or referred to in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement under the Act or the Regulations that have not been so described, referred to or filed, as required.

                                    (xv) The consolidated financial statements
of the Company (including the notes thereto) filed as part of any Preliminary Prospectus, the Prospectus and the Registration Statement present fairly, in all material respects, the financial position of the Company and the Subsidiaries as of the respective dates thereof, and the results of operations, stockholders' equity and cash flows of the Company and the Subsidiaries for the periods indicated therein, all in conformity with generally accepted accounting principles consistently applied. The supporting notes and schedules included in the Registration Statement fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. The financial information included in the Prospectus under the caption "Prospectus Summary" and "Selected Consolidated Financial Data" presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The unaudited pro forma financial information included in the Registration Statement complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of this information.

                                    (xvi) since the respective dates as of which
information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been (a) any material adverse change (including, whether or not insured against, any material loss or damage to any material assets), or development involving a prospective material adverse change, in the general affairs, properties, assets, management, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of either the Company or the Subsidiaries taken as a whole, (b) any material adverse change, loss, reduction, termination or non-renewal of any contract to which the Company or any Subsidiary is a party, (c) any transaction entered into by the Company or any Subsidiary not in the ordinary course of its business that is material to the Company and the Subsidiaries taken as a whole,
(d) any dividend or distribution of any kind declared, paid or made by the Company or any Subsidiary on its capital stock, (e) any liabilities or obligations, direct or indirect, incurred by the Company or any Subsidiary that are material to the Company and the Subsidiaries taken as a whole, (f) any change in the capitalization or stock ownership of the

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Company or any Subsidiary or (g) any change in the indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries taken as a whole. Neither the Company nor any Subsidiary has any contingent liabilities or obligations that are material to the Company and the Subsidiaries taken as a whole and that are not disclosed in the Prospectus.

                                    (xvii) The Company has not distributed and
will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act and the Regulations. Neither the Company nor any of its officers, directors or affiliates has taken nor shall the Company take any action designed to, or that might be reasonably expected to cause or result in, stabilization or manipulation of the price of the Shares.

                                    (xviii) The Company and each Subsidiary have
filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns that are required to be filed or have duly obtained extensions of time for the filing thereof and have paid all taxes shown on such returns or otherwise due and all material assessments received by it to the extent that the same have become due. Neither the Company nor any Subsidiary has executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income or other tax or is a party to any pending action or proceeding by any foreign or domestic governmental agencies for the assessment or collection of taxes, and no claims for assessment or collection of taxes have been asserted against the Company or any Subsidiary that might materially adversely affect the general affairs, assets, properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries, taken as a whole.

                                    (xix) To the knowledge of the Company, KPMG
Peat Marwick LLP, which has given its reports on certain financial statements included as part of the Registration Statement, is a firm of independent certified public accountants as required by the Act and the Regulations.

                                    (xx) Neither the Company nor any Subsidiary
is in violation of or in default under any of the terms or provisions of (a) its Articles or Certificate of Incorporation or Bylaws or similar governing instruments, or (b) any indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument to which it is a party or by which it or any of its properties is bound or affected, (c) any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over it or any of its properties or business or (d) any license, permit, certification, registration, approval, consent or franchise referred to in Section 1(a)(iii) hereof.


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                                    (xxi) There are no claims, actions, suits,
protests, proceedings, arbitrations, investigations or inquiries pending before, or threatened or contemplated by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitration tribunal, including, without limitation, the current reexamination by the U.S. Patent and Trademark Office of the Company's U.S. Patent 4,589,815 issued on May 20, 1986, to which the Company or any Subsidiary is a party, that could reasonably be expected to affect the validity of any of the outstanding Common Shares, or that, if determined adversely to the Company or any Subsidiary, would, in any case or in the aggregate, result in any material adverse change in the general affairs, properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company or any of the Subsidiaries taken as a whole; nor, to the Company's knowledge, is there any reasonable basis for any such claim, action, suit, protest, proceeding, arbitration, investigation or inquiry. There are no outstanding orders, judgments or decrees of any court, governmental agency, instrumentality or other tribunal, enjoining the Company or any Subsidiary from, or requiring the Company or any Subsidiary to take or refrain from taking, any action, or to which the Company or any Subsidiary, their properties, assets or business are bound or subject.

                                    (xxii) The Company and the Subsidiaries own,
or possess adequate rights to use, all patents, patent applications, trademarks, trade names, service marks, licenses, inventions, copyrights, know-how, trade secrets, confidential information, processes and formulations and other proprietary information necessary for, used in or proposed to be used in the conduct of their business as described in the Prospectus (collectively, the "Intellectual Property"). The Company and the Subsidiaries have not infringed upon, are not infringing upon and have not received any notice of conflict with, the asserted intellectual property or other rights of others and the Company knows of no reasonable basis for any notice or claim of such infringement or conflict.

                                    (xxiii) The Company and each Subsidiary have
good and marketable title to all property described in the Prospectus as being owned by them, free and clear of all liens, security interests, charges or encumbrances, except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere in any material respect with the use made, or proposed to be made, of such property by the Company or the Subsidiary. The Company and each Subsidiary have adequately insured their property against loss or damage by fire or other casualty and maintain, in amounts reasonably believed by them to be adequate, insurance against such other risks as they deem appropriate. All real and personal property leased by the Company or any Subsidiary, as described or referred to in the Prospectus, is held by the Company or such Subsidiary under valid leases. All of the facilities of the Company and each Subsidiary (the "Premises"), and all operations conducted thereon, are now and, since the Company or any Subsidiary began to use such Premises, always have been and, to the knowledge of the Company, prior to when the Company or any Subsidiary began to use such Premises, always had been, in compliance with all, foreign or domestic, federal, state and local statutes or ordinances, regulations and rules concerning or relating to industrial hygiene and the protection of health and the environment (collectively, "the Governmental Laws"), except to

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the extent that any failure to be in such compliance would not materially adversely affect the general affairs, properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole. There are no conditions on, about, beneath or arising from the Premises that might give rise to liability, the imposition of a statutory lien or require a "Response," "Removal" or "Remedial Action," as defined herein, under any of the Governmental Laws, and that would materially adversely affect the general affairs, properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole. Neither the Company nor any Subsidiary has received notice, and the Company does not have knowledge, of any claim, demand, investigation, regulatory action, suit or other action instituted or threatened against the Company or any Subsidiary or any portion of the Premises relating to any of the Governmental Laws. Neither the Company nor any Subsidiary has received any notice of material violation, citation, complaint, order, directive, request for information or response thereto, notice letter, demand letter or compliance schedule to or from any governmental or regulatory agency, foreign or domestic, arising out of or in connection with "hazardous substances" (as defined by applicable Governmental
Laws) on, about, beneath, arising from or generated at the Premises. As used in this subsection, the terms "Response," "Removal" and "Remedial Action" shall have the respective meanings assigned to such terms under Sections 101(23)-101(25) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. 9601(23)-9601(25).

                                    (xxiv) The Company and each Subsidiary
maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (a) transactions are executed in accordance with management's general or specific authorization; (b) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and statutory accounting practices and to maintain accountability for assets; (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                                    (xxv) Each contract or other instrument
(however characterized or described) to which the Company or any Subsidiary is a party or by which any of their properties or business is bound or affected and which is material to the conduct of the Company's business as described in the Prospectus has been duly and validly executed by the Company or such Subsidiary, and, to the knowledge of the Company, by the other parties thereto. Each such contract or other instrument is in full force and effect and is enforceable against the parties thereto in accordance with its terms, and the Company and the Subsidiaries are not, and to the knowledge of the Company, no other party is, in default thereunder, and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default under any such contract or other instrument. All necessary consents under such contracts or other instruments to disclosure in the Prospectus with respect thereto have been obtained.

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                                    (xxvi) Except for such plans that are
expressly disclosed in the Prospectus, the Company and the Subsidiaries do not have any employee benefit plan, profit sharing plan, employee pension benefit plan or employee welfare benefit plan or deferred compensation arrangements ("Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder ("ERISA"). All Plans that are subject to ERISA are in compliance with ERISA, in all material respects, and, to the extent required by the Internal Revenue Code of 1986, as amended (the "Code"), in compliance with the Code in all material respects. Neither the Company nor any Subsidiary has or ever had any employee pension benefit plan that is subject to Part 3 of Subtitle B of Title I of ERISA or any defined benefit plan or multi-employer plan. The Company has not maintained retired life and retired health insurance plans that are employee welfare benefit plans providing for continuing benefit or coverage for any employee or any beneficiary of any employee after such employee's termination of employment, except as required by Section 4980B of the Code. No fiduciary or other party in interest with respect to any of the Plans has caused any of such Plans to engage in a prohibited transaction as defined in Section 406 of ERISA. As used in this subsection, the terms "defined benefit plan," "employee benefit plan," "employee pension benefit plan," "employee welfare benefit plan," "fiduciary" and "multi-employer plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

                                    (xxvii) No labor dispute exists with the
employees of the Company or any Subsidiary, and no such labor dispute is threatened. The Company has no knowledge of any existing or threatened labor disturbance by the employees of any of the principal suppliers, contractors or customers of the Company or its Subsidiaries that would materially adversely affect the general affairs, properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole.

                                    (xxviii) Neither the Company nor any
Subsidiary has incurred any liability for any finder's fees or similar payments in connection with the transactions contemplated herein.

                                    (xxix) Each of the Company and the
Subsidiaries currently intends to conduct its affairs in such a manner as to ensure that it will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.

                                    (xxx) There is no document or contract of a
character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required; no statement, representation, warranty or covenant made by the Company or any Subsidiary in this Agreement or in any certificate or document required by this Agreement to be delivered to the Representatives is, was when made, or as of the Closing Date or any Option Closing Date will be, inaccurate, untrue or incorrect in any material respect. No transaction has occurred or is proposed between or among the Company

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and any of its officers, directors or stockholders or any affiliate of any such officer, director or stockholder that is required to be described in and is not described in the Registration Statement and the Prospectus.

                                    (xxxi) None of the Company, any Subsidiary
or any officer, director, employee, agent or other person acting on behalf of the Company or such Subsidiary has, directly or indirectly, given or agreed to give any money, property or similar benefit or consideration to any customer or supplier (including any employee or agent of any customer or supplier) or official or employee of any agency or instrumentality of any government (foreign or domestic) or political party or candidate for office (foreign or domestic) or any other person who was, is or in the future may be in a position to affect the general affairs, properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole or any actual or proposed business transaction of the Company or the Subsidiaries that (a) could subject the Company or such Subsidiary to any liability (including, but not limited to, the payment of monetary damages) or penalty in any civil, criminal or governmental action or proceeding, foreign or domestic, which would have a material adverse effect on the general affairs, properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company or the Subsidiaries taken as a whole or (b) violates any law, rule or regulation, foreign or domestic, to which the Company or the Subsidiaries are subject, which violation if proven would have a material adverse effect on the general affairs, properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole.

                                    (xxxii) The Company has not declared, paid
or accrued any dividends or distributions to stockholders since its inception except as described in the Prospectus and will not hereafter declare, pay or accrue any such dividends or distributions prior to the Closing Date.

                                    (xxxiii) Except as described on Schedule IV
attached hereto, none of the stockholders of the Company, including those who will become such upon consummation of the Exchange, is affiliated with any member of the National Association of Securities Dealers, Inc. (the "NASD").

                  Any certificate signed by any officer of the Company or any Subsidiary in such capacity and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company or such Subsidiary to the several Underwriters as to the matters covered thereby.

                           (b) Representations and Warranties of the Selling
Stockholders. Each of the Selling Stockholders represents and warrants to, and agrees with, the several Underwriters that:

                                    (i) The Exchange Agreements have been duly
authorized, executed and delivered by the Subsidiary Stockholders, except for the Company (the "Minority Subsidiary Stockholders"), and constitute the Minority Subsidiary Stockholders' legal, valid and binding obligation, enforceable against the Minority Subsidiary Stockholders in accordance with their terms, except as such enforceability may be limited by equitable principles or by the application of bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally, and except as rights to indemnity and contribution hereunder may be limited by applicable securities laws.

                                    (ii) Such Selling Stockholder has duly
executed and delivered a power of attorney in the form contained in the Custody Agreement (as defined below) appointing each of Alyn R. Holt and Hugh T. Regan, Jr. as such Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact"). The Attorney-in-Fact is authorized to execute, deliver and perform this Agreement on behalf of such Selling Stockholder, including, without limitation, the authority to determine the purchase price to be paid to each such Selling Stockholder by the Underwriters as set forth in Section 2 of this Agreement, and in connection therewith such Selling Stockholder has duly executed and delivered a Power of Attorney and Custody Agreement (the "Custody Agreement"), in the form heretofore
delivered to the Representatives, with          as custodian (the "Custodian").
Certificates in negotiable form representing the Shares to be sold by such Selling Stockholder hereunder have been deposited with the Custodian, except for those Shares to be issued in the Exchange in which case the certificates representing the shares of the Foreign Subsidiaries to be exchanged have been deposited, pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Those Shares to be issued in the Exchange shall be issued by the Company's transfer agent upon the consummation thereof and delivered pursuant to this Agreement. Such Selling Stockholder agrees that the Shares represented by the certificates which are on deposit or which will be issued by the Company's transfer agent upon the consummation of the Exchange are subject to the interests of the Underwriters hereunder, that the arrangements made for such custody and the appointment of the Attorney-in-Fact are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as expressly provided in this Agreement or the Custody Agreement, by any act of such Selling Stockholder, by operation of law or otherwise, by the death or incapacity of such Selling Stockholder, or by the occurrence of any other event. If any individual Selling Stockholder should die or become incapacitated, or if any other event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, the certificates for such Shares shall be delivered by the Custodian and issued by the Company's transfer agent in accordance with the terms and conditions of this Agreement and Custody Agreement as if such death, incapacity, or other event had not occurred, regardless of whether or not the Custodian or Attorney-in-Fact shall have received notice thereof.

                                    (iii) Such Selling Stockholder has the full
right, power and authority to enter into this Agreement, the Custody Agreement and the Exchange Agreements, and has or, in the case of Shares to be issued pursuant to the Exchange Agreements, will have the full right, power and authority to sell, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder, and this Agreement, the Custody Agreement and the Exchange Agreements have been duly authorized, executed and delivered by such Selling Stockholder and constitute the legal, valid and binding obligations of such Selling Stockholder enforceable in accordance with their respective terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and by the Custody Agreement and the Exchange Agreements will not result in a violation or breach by such Selling Stockholder of, or constitute a default by such Selling Stockholder under, any indenture, mortgage, deed of trust, note, bank loan or credit agreement or any other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, any organizational document relating to such Selling Stockholder (including, without limitation, any partnership agreement, articles of incorporation, bylaws or other governing instruments), or any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body, foreign or domestic, applicable to such Selling Stockholder.

                                    (iv) All authorizations, approvals and
consents necessary for the execution and delivery by such Selling Stockholder of the Custody Agreement and such Selling Stockholder's Exchange Agreement, if any, the execution and delivery by or on behalf of such Selling Stockholder of this Agreement, the consummation of the Exchange and the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder (other than such authorizations, approvals or consents as may be necessary under the state securities or Blue Sky laws), have been obtained and are in full force and effect.

                                    (v) Such Selling Stockholder now is (except
for the Shares to be issued upon the Exchange), and on the Closing Date will be, the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement. On the Closing Date, such Selling Stockholder will have valid and marketable title to such Shares, free and clear of all liens, encumbrances, security interests or other restrictions (other than those created under the Custody Agreement). Upon proper delivery of and payment for such Shares as provided herein, the Underwriters will acquire valid and marketable title thereto, free and clear of all liens, encumbrances, security interests and other restrictions.

                                    (vi) To the knowledge of such Selling
Stockholder after due inquiry, the representations and warranties of the Company contained in Section 1(a) hereof are true and correct. Such Selling Stockholder has examined the Registration Statement and the Prospectus and has no knowledge of any fact, condition or information not disclosed therein which has adversely affected or could adversely affect the general affairs, assets, properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries, taken as a whole. To the knowledge of such Selling Stockholder after due inquiry and review of the Registration Statement and Prospectus, neither the Registration Statement nor the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such Selling Stockholder is not prompted to sell the

Shares to be sold by such Selling Stockholder hereunder by any information concerning the Company or any Subsidiary which is not set forth in the Prospectus.

                                    (vii) Such Selling Stockholder has examined
the Registration Statement and the Prospectus and the information relating to such Selling Stockholder set forth therein and, as to such information, neither the Registration Statement nor the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    (viii) Such Selling Stockholder will comply
in all respects with the lock-up agreement set forth in Section 3(m) of the Custody Agreement.

                                    (ix) Such Selling Stockholder has not
incurred any liability for any finder's fee or similar payments in connection with the sale of such Selling Stockholder's Shares hereunder.

                                    (x) Such Selling Stockholder (A) has not
distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act and the Regulations, and (B) has not taken and will not take any action designed to, or that might be reasonably expected to cause or result in, stabilization or manipulation of the price of the Shares.

                  2. Purchase and Sale of Firm Shares. On the basis of the representations, warranties, covenants and agreements contained herein, but subject to the terms and conditions set forth herein, (a) the Company shall sell to the several Underwriters at the Offering Price, less the Underwriting Discounts and Commissions in the amount of $_______ per Share, the respective amounts of the Firm Shares set forth opposite their names on Schedule I hereto, and the Underwriters, severally and not jointly, shall purchase from the Company on a firm commitment basis, at the Offering Price, less the Underwriting Discounts and Commissions in the amount of $______ per Share, the respective amounts of the Firm Shares set forth opposite their names on Schedule I hereto; and (b) the Selling Stockholders shall sell to the several Underwriters at the Offering Price, less the Underwriting Discounts and Commissions in the amount of $_______ per Share, the respective amounts of the Firm Shares set forth opposite their names on Schedule II hereto, and the Underwriters, severally and not jointly, shall purchase from the Selling Stockholders on a firm commitment basis, at the Offering Price, less the Underwriting Discounts and Commissions in the amount of $_______ per Share, the respective amounts of the Firm Shares set forth opposite their names on Schedule I hereto. In making this Agreement, each Underwriter is contracting severally, and not jointly, and except as provided in Sections 4 and 11 hereof, the agreement of each Underwriter is to purchase only that number of shares specified with respect to that Underwriter in Schedule I hereto. The Underwriters shall offer the Shares to the public as set forth in the Prospectus.

                  3. Payment and Delivery. Payment for the Firm Shares shall be made by certified or official bank check payable to the order of (i) the Company with respect to the Firm Shares sold by it and (ii) the Custodian with respect to the Firm Shares sold by the Selling Stockholders, in New York Clearing House funds at the offices of Janney Montgomery Scott Inc., 1801 Market Street, Philadelphia, Pennsylvania, or such other place as shall be agreed upon by the Company, the Attorney-in-Fact and the Representatives, or in immediately available funds wired to such accounts as the Company or the Custodian may specify (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds and expenses, to be borne by the Company), against delivery of the Firm Shares to the Representatives at the offices of Janney Montgomery Scott Inc., 1801 Market Street, Philadelphia, Pennsylvania, or such other place as shall be agreed upon by the Company, the Attorney-in-Fact and the Representatives, for the respective accounts of the Underwriters. Such payment and delivery will be made at 10:00 AM., Philadelphia, Pennsylvania time, on _________, 1997. Such time and date are referred to herein as the "Closing Date." The certificates representing the Firm Shares to be sold and delivered will be in such denominations and registered in such names as the Representatives request not less than two full business days prior to the Closing Date, and will be made available to the Representatives for inspection, checking and packaging at the New York correspondent office of the Company's transfer agent not less than one full business day prior to the Closing Date.

                  4. Option to Purchase Optional Shares.

                           (a) For the purposes of covering any over-allotments
in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, subject to the terms and conditions herein set forth, the several Underwriters are hereby granted an option by the Selling Stockholders to purchase all or any part of the Optional Shares, pro rata as among the Optional Shares from each Selling Stockholder (the "Over-allotment Option"). The purchase price to be paid for the Optional Shares shall be the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus. The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters as to all or any part of the Optional Shares at any time and from time to time within 30 days after the date of the Prospectus. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the Over-allotment Option.

                           (b) The Over-allotment Option granted hereby may be
exercised by the Representatives on behalf of the several Underwriters by giving notice to the Custodian by a letter sent by registered or certified mail, postage prepaid, telex, telegraph, telegram or facsimile (such notice to be effective when received), addressed as provided in Section 13 hereof, setting forth the number of Optional Shares to be purchased, the date and time for delivery of and payment for the Optional Shares and stating that the Optional Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given prior to the Closing Date, the date set forth therein for such delivery and payment shall be the Closing Date. If such notice is given on or after the Closing Date, the date set forth therein for such delivery and payment shall be a date selected by the Representatives that is within three full business days after the exercise of the Over-allotment Option. The date and time set forth in such a notice is referred to herein as an "Option Closing Date," and a closing held pursuant to such a notice is referred to herein as an "Option Closing." Upon each exercise of the Over-allotment Option, and on the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the several Underwriters shall become severally, but not jointly, obligated to purchase from the Selling Stockholders the number of Optional Shares specified in each notice of exercise of the Over-allotment Option.

                           (c) The number of Optional Shares to be sold to each
Underwriter pursuant to each exercise of the Over-allotment Option shall be the number that bears the same ratio to the aggregate number of Optional Shares being purchased through such Over-allotment Option exercise as the number of Firm Shares opposite the name of such Underwriter in Schedule I hereto bears to the total number of all Firm Shares. Notwithstanding the foregoing, the number of Optional Shares purchased and sold pursuant to each exercise of the Over-allotment Option shall be subject to such adjustment as the Representatives may approve to eliminate fractional shares and subject to the provisions for the allocation of Optional Shares purchased for the purpose of covering over-allotments set forth in the agreement entered into by and among the Underwriters in connection herewith (the "Agreement Among Underwriters"). The number of Optional Shares to be sold by each Selling Stockholder shall be the respective number of Optional Shares obtained by multiplying the number of Optional Shares specified in the notice to the Custodian referred to in Section 4(b) hereof by a fraction the numerator of which is the maximum number of Optional Shares to be sold by such Selling Stockholders, as specified opposite such Selling Stockholders name in Schedule II hereto, and the denominator of which is the maximum number of all Optional Shares that may be sold pursuant to this Agreement; subject, however, to such adjustment as the Representatives may approve to eliminate fractional shares.

                           (d) Payment for the Optional Shares shall be made to
the Custodian by certified or official bank check payable to the order of the Custodian in New York Clearing House funds, at the offices of Janney Montgomery Scott Inc., 1801 Market Street, Philadelphia, Pennsylvania, or such other place as shall be agreed upon by the Attorney-in-Fact and the Representatives, or in immediately available funds wired to such account as the Custodian may specify (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds and expenses, to be borne by the Company), against delivery of the Optional Shares to the Representatives at the offices of Janney Montgomery Scott Inc., 1801 Market Street, Philadelphia, Pennsylvania, or such other place as shall be agreed upon by the Company, the Attorney-in-Fact and the Representatives, for the respective accounts of the Underwriters. The certificates representing the Optional Shares to be issued and delivered will be in such denominations and registered in such names as the Representatives request not less than two full business days prior to the Option Closing Date, and will be made available to the Representatives for inspection, checking and packaging at the New York correspondent office of the Company's transfer agent not less than one full business day prior to the Option Closing Date.

                  5. Certain Covenants and Agreements of the Company. The Company covenants and agrees with the several Underwriters as follows:

                           (a) If Rule 430A of the Regulations is employed, the
Company will timely file the Prospectus pursuant to and in compliance with Rule 424(b) of the Regulations and will advise the Representatives of the time and manner of such filing.

                           (b) The Company will not file or publish any
amendment or supplement to the Registration Statement, Preliminary Prospectus or Prospectus at any time before the completion of the distribution of the Shares by the Underwriters that is not (i) in compliance with the Regulations and (ii) approved by the Representatives (such approval not to be unreasonably withheld or delayed).

                           (c) The Company will advise the Representatives
immediately, and confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement is filed with the SEC, (ii) of the receipt of any comments from the SEC concerning the Registration Statement,
(iii) when any post-effective amendment to the Registration Statement becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed, (iv) of any request of the SEC for amendment or supplementation of the Registration Statement or Prospectus or for additional information, (v) during the period when the Prospectus is required to be delivered under the Act and Regulations, of the happening of any event as a result of which the Registration Statement or the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, (vi) during the period noted in (v) above, of the need to amend the Registration Statement or supplement the Prospectus to comply with the Act, (vii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, and (viii) of the suspension of the qualification of any of the Shares for offering or sale in any jurisdiction in which the Underwriters intend to make such offers or sales, or of the initiation or threatening of any proceedings for any of such purposes known to the Company. The Company will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain as soon as possible the lifting thereof.

                           (d) The Company has delivered to the Representatives,
without charge, copies of each Preliminary Prospectus. The Company will deliver to the Representatives, without charge, from time to time during the period when delivery of the Prospectus is required under the Act, such number of copies of the Prospectus (as supplemented or amended) as the Representatives may reasonably request. The Company hereby consents to the use of such copies of the Preliminary Prospectus and the Prospectus for purposes permitted by the Act, the Regulations and the securities or Blue Sky laws of the states in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. The Company has furnished or will furnish to the Representatives three original signed copies of the Registration Statement as originally filed and of all amendments and supplements thereto, whether filed before or after the Effective Date, three copies of all exhibits filed therewith and three signed copies of all consents and certificates of experts, and will deliver to the Representatives such number of conformed copies of the Registration Statement, including financial statements and exhibits, and all amendments thereto, as the Representatives may reasonably request.

                           (e) The Company will comply with the Act, the
Regulations, the Exchange Act and the rules and regulations thereunder so as to permit the continuance of sales of and dealings in the Shares for as long as may be necessary to complete the distribution of the Shares as contemplated hereby.

                           (f) The Company will furnish such information as may
be required and otherwise cooperate in the registration or qualification of the Shares, or exemption therefrom, for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions in which the Representatives determine to offer the Shares, after consultation with the Company, and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided, however, that no such qualification shall be required in any jurisdiction where, solely as a result thereof, the Company would be subject to taxation or qualification as a foreign corporation doing business in such jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as is required under the laws of such jurisdictions for such offering and sale.

                           (g) Subject to subsection 5(b) hereof, in case of any
event, at any time within the period during which, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered under the Act and Regulations, as a result of which any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Act and Regulations or any applicable securities or Blue Sky laws, the Company promptly will prepare and file with the SEC, and any applicable state securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the several Underwriters such number of copies of such amendment(s), supplement(s) or document(s) (in form and substance satisfactory to the Representatives and counsel for the Underwriters) as the Representatives may reasonably request. For purposes of this subsection (g), the Company will provide such information to the Representatives, the Underwriters' counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Registration Statement, Preliminary Prospectus or Prospectus or file any document, and shall furnish to the Representatives and the Underwriters' counsel such further information as each may from time to time reasonably request.

                           (h) The Company will make generally available to its
security holders not later than 45 days after the end of the period covered thereby, an earnings statement of the Company (which need not be audited unless required by the Act or the Regulations) that shall comply with Section 11(a) of the Act and cover a period of at least 12 consecutive months beginning not later than the first day of the Company's fiscal quarter next following the Effective Date.

                           (i) For a period of five years following the
Effective Date, the Company will furnish to the Representatives copies of all materials furnished by the Company to its Stockholders and all public reports and all reports and financial statements furnished by the Company to the SEC pursuant to the Exchange Act or any rule or regulation of the SEC thereunder.

                           (j) During the course of the distribution of the
Shares, the Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares.

                           (k) The Company has caused each person listed on
Schedule V hereto to execute an agreement (a "Lock-up Agreement"), which Lock-up Agreement shall be in form and substance satisfactory to the Representatives and the Underwriters' counsel providing that through the 180th day after the Effective Date, they will not, other than as provided for in the Underwriting Agreement, without the prior written consent of Janney Montgomery Scott Inc., directly or indirectly offer to sell, sell, contract to sell or otherwise transfer or dispose of any Common Shares, any options or warrants to purchase Common Shares, or any securities convertible into or exercisable for any Common Shares owned by them or with respect to which they have the power of disposition (otherwise than in private transactions to their spouse, children, descendants, parents or grandparents or to a trust for the benefit of one or more of such persons, provided that each transferee and other person acquiring an interest in any Common Shares during such 180-day period agrees in writing to be bound by the provisions of the Lock-up Agreement). The Company has delivered such agreements to Janney Montgomery Scott Inc. prior to the date of this Agreement. Appropriate stop transfer instructions will be issued by the Company to the Company's transfer agent for the Common Shares.

                           (l) The Company will not engage in any transaction
with affiliates (as defined in the Regulations) without the prior approval of a majority of the members of its Board of Directors who do not have an interest in such transaction other than in their capacity as directors of the Company.

                           (m) Except pursuant to the Exchange Agreements, for a
period of 180 days after the Effective Date, the Company will not, without the prior written consent of Janney Montgomery Scott Inc. offer, sell, contract to sell or otherwise dispose of any Common Shares or any securities convertible
into or exercisable for any Common Shares or, except up to       shares pursuant
to the Company's [1997 Stock Option Plan,] grant options to purchase any Common Shares.

                           (n) The Company will use all reasonable efforts to
maintain the qualification or listing of the Common Shares (including, without limitation, the Shares) on the Nasdaq National Market.

                  6. Payment of Fees and Expenses.

                           (a) Whether or not the transactions contemplated by
this Agreement are consummated and regardless of the reason this Agreement is terminated, the Company will pay or cause to be paid, and bear or cause to be borne, all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including: (i) the fees and expenses of the accountants and counsel for the Company incurred in the preparation of the Registration Statement and any post-effective amendments thereto (including financial statements and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto, (ii) printing and mailing expenses associated with the Registration Statement and any post-effective amendments thereto, Preliminary Prospectus, the Prospectus, this Agreement, the Agreement Among Underwriters, the Underwriters' Questionnaire submitted to each of the Underwriters by Janney Montgomery Scott Inc. in connection herewith, the power of attorney executed by each of the Underwriters in favor of Janney Montgomery Scott Inc. in connection herewith, the Selected Dealer Agreement and related documents and the preliminary Blue Sky memorandum relating to the offering prepared by Pepper, Hamilton & Scheetz LLP, counsel to the Underwriters (collectively with any supplement thereto, the "Preliminary Blue Sky Memorandum"), (iii) the costs incident to the authentication, issuance, sale and delivery of the Shares to the Underwriters, (iv) the fees, expenses and all other costs of qualifying the Shares for sale under the securities or Blue Sky laws of those states in which the Shares are to be offered or sold, including, without limitation, the reasonable fees (not in excess of $10,000) and expenses of Underwriters' counsel and such local counsel as may have been reasonably required and retained for such purpose, (v) the fees, expenses and other costs of, or incident to, securing any review or approvals by or from the NASD, including the reasonable fees and expenses of the Underwriters' counsel,
(vi) the filing fees of the SEC, (vii) the cost of furnishing to the Underwriters copies of the Registration Statement, Preliminary Prospectuses and Prospectuses as herein provided, (viii) the Company's travel expenses in connection with meetings with the brokerage community and institutional investors, (ix) the costs and expenses associated with settlement in same day funds (including, but not limited to, interest or cost of funds expenses), if desired by the Company,
(x) any fees or costs payable to the Nasdaq Stock Market, Inc. as a result of the offering, (xi) the cost of printing certificates for the Shares; (xii) the cost and charges of any of the Company's transfer agent, (xiii) the costs (not in excess of $25,000) of advertising the offering, including, without limitation, with respect to the placement of "tombstone" advertisements in publications selected by the Representatives, (xiv) the costs incident to the consummation of the Exchange Agreements and (xv) all other costs and expenses reasonably incident to the performance of the Company's and the Selling Stockholders' obligations hereunder that are not otherwise specifically provided for in this Section 6(a); provided, however, that, except as specifically set forth in Section 6(c) hereof, (A) the Underwriters shall be responsible for their out-of-pocket expenses, including those associated with meetings with the brokerage community and institutional investors, other than the Company's travel expenses, and the fees and expenses of their counsel for other than Blue Sky and NASD representation, and (B) the Selling Stockholders shall be responsible for any transfer or income taxes assessed with respect to the Shares sold by the Selling Stockholders and any fees and expenses of the Selling Stockholders' counsel and such other expenses as are agreed to by the Company and the Selling Stockholders or as may be required by law or regulation, foreign or domestic.

                           (b) The Company shall pay as due any state
registration, qualification and filing fees and any accountable out-of-pocket disbursements in connection with such registration, qualification or filing in the states in which the Representatives determine to offer or sell the Shares.

                  7. Conditions of Underwriters' Obligations. The obligation of each Underwriter to purchase and pay for the Firm Shares that it has agreed to purchase hereunder on the Closing Date, and to purchase and pay for any Optional Shares as to which it exercises its right to purchase under Section 4 on an Option Closing Date, is subject at the date hereof, the Closing Date and any Option Closing Date to the continuing accuracy and fulfillment of the representations and warranties of the Company and the Selling Stockholders, to the performance by the Company of its covenants and obligations hereunder, and to the following additional conditions:

                           (a) If required by the Regulations, the Prospectus
shall have been filed with the SEC pursuant to Rule 424(b) of the Regulations within the applicable time period prescribed for such filing by the Regulations; on or prior to the Closing Date or any Option Closing Date, as the case may be, no stop order or other order preventing or suspending the effectiveness of the Registration Statement or the sale of any of the Shares shall have been issued under the Act or any state securities law and no proceedings for that purpose shall have been initiated or shall be pending or, to the Representatives' knowledge or the knowledge of the Company, shall be contemplated by the SEC or by any authority in any jurisdiction designated by the Representatives pursuant to Section 5(f) hereof; and any request on the part of the SEC for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

                           (b) All corporate proceedings and other matters
incident to the authorization, form and validity of this Agreement, the Shares and the form of the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be satisfactory in all material respects to counsel to the Underwriters. The Exchange shall have been consummated. The Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters. The Representatives shall have received from the Underwriters' counsel, Pepper, Hamilton & Scheetz LLP, an opinion, dated as of the Closing Date and any Option Closing Date, as the case may be, and addressed to the Representatives individually and as the Representatives of the several Underwriters, which opinion shall be satisfactory in all respects to the Representatives.

                           (c) The NASD shall have indicated that it has no
objection to the underwriting arrangements pertaining to the sale of any of the Shares.

                           (d) The Representatives shall have received a copy of
an executed Lock-up Agreement from each person listed on Schedule V hereto.

                           (e) The Representatives shall have received at or
prior to the Closing Date from the Underwriters' counsel a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the securities or Blue Sky laws of such jurisdictions designated by the Representatives pursuant to Section 5(f) hereof.

                           (f) On the Closing Date and any Option Closing Date,
there shall have been delivered to the Representatives signed opinions of Saul, Ewing, Remick & Saul, counsel for the Company and the Selling Stockholders dated as of each such date and addressed to the Representatives individually and as the Representatives of the several Underwriters to the effect set forth in Exhibit B hereto or as is otherwise reasonably satisfactory to the Representatives.

                           (g) On the Closing Date and any Option Closing Date,
there shall have been delivered to the Representatives signed opinions of Ratner & Prestia, patent counsel for the Company dated as of each such date and addressed to the Representatives individually and as the Representatives of the several Underwriters to the effect set forth in Exhibit C hereto or as is otherwise reasonably satisfactory to the Representatives.

                           (h) At the Closing Date and any Option Closing Date:
(i) the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto shall contain all statements that are required to be stated therein in accordance with the Act and the Regulations and in all material respects shall conform to the requirements of the Act and the Regulations, and neither the Registration Statement nor any post-effective amendment thereto nor the Prospectus and any amendments or supplements thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) since the respective dates as of which information is given in the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto, except as otherwise stated therein, there shall have been no material adverse change in the properties, condition (financial or otherwise), results of operations, stockholders' equity, business or management of the Company and the Subsidiaries, taken as a whole, from that set forth therein, whether or not arising in the ordinary course of business, other than as referred to in the Registration Statement or Prospectus
(iii) since the respective dates as of which information is given in the Registration Statement and the Prospectus or any amendment or supplement thereto, there shall have been no event or transaction, contract or agreement entered into by the Company or any of the Subsidiaries, other than in the ordinary course of business and as set forth in the Registration Statement or Prospectus, that has not been, but would be required to be, set forth in the Registration Statement or Prospectus, (iv) since the respective dates as of which information is given in the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto, there shall have been no material adverse change, loss, reduction, termination or non-renewal of any contract to which the Company or any Subsidiary is a party and (v) no action, suit or proceeding at law or in equity, domestic or foreign, shall be pending or threatened against the Company or any Subsidiary that would be required to be set forth in the Prospectus, other than as set forth therein, and no proceedings shall be pending or threatened against or directly affecting the Company or any Subsidiary before or by any federal, state or other commission, board or administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding would materially adversely affect the properties, condition (financial or otherwise), results of operations, stockholders' equity, or business of the Company or the Subsidiaries other than as set forth in the Prospectus.

                           (i) The Representatives shall have received at the
Closing Date and any Option Closing Date certificates of the Chief Executive Officer and the Chief Financial Officer of the Company dated as of the date of the Closing Date or Option Closing Date, as the case may be, and addressed to the Representatives, individually and as the Representatives of the several Underwriters, to the effect that (i) the signers of the certificate have read this Agreement and the representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made at and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied in all material respects with all the agreements, fulfilled in all material respects all the covenants and satisfied all the conditions on its part to be performed, fulfilled or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be, and (ii) the signers of the certificate have examined the Registration Statement and the Prospectus and any amendments or supplements thereto and that the conditions set forth in Section 7(h) of this Agreement have been satisfied.

                           (j) The Representatives shall have received at the
Closing Date and any Option Closing Date certificates of or on behalf of the Selling Stockholders dated as of the date of the Closing Date or Option Closing Date, as the case may be, and addressed to the Representatives, individually and as the Representatives of the several Underwriters, to the effect that (i) the Selling Stockholders have read this Agreement and the representations and warranties of the Selling Stockholders in this Agreement are true and correct in all material respects, as if made at and as of the Closing Date or Option Closing Date, as the case may be, and (ii) the Selling Stockholders have examined the Registration Statement and the Prospectus and any amendments or supplements thereto and that the conditions set forth in Section 7(h) of this Agreement have been satisfied with respect to the Selling Stockholders.

                           (k) At the time this Agreement is executed and at the
Closing Date and any Option Closing Date the Representatives shall have received a letter addressed to the Representatives individually and as the Representatives of the several Underwriters, and in form and substance satisfactory to the Representatives in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) from KPMG Peat Marwick LLP dated as of the date of this Agreement, the Closing Date or the Option Closing Date, as the case may be:

                                    (i) confirming that they are independent
certified public accountants within the meaning of the Act and the Regulations and stating that the section of the Registration Statement under the caption "Experts" is correct insofar as it relates to them;

                                    (ii) stating that, in their opinion, the
consolidated financial statements, schedules and notes of the Company and the Subsidiaries audited by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the Regulations;

                                    (iii) stating that, on the basis of
specified procedures, which included the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information, as described in SAS No. 71, Interim Financial Information (with respect to the latest unaudited consolidated financial statements of the Company), a reading of the latest available unaudited interim consolidated financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the minutes of the meetings of the stockholders and the Board of Directors of the Company and the Subsidiaries, and audit and compensation committees of such Boards, if any, and inquiries to certain officers and other employees of the Company and the Subsidiaries responsible for operational, financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would cause them to believe that (A) the unaudited consolidated financial statements of the Company included in the Registration Statement, (1) do not comply in form in all material respects with the applicable accounting requirements of the Act and the Regulations, or (2) any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles; (B) at the date of the latest available unaudited interim consolidated financial statements of the Company and a specified date not more than five business days prior to the date of such letter, there was any change in the capital stock or debt of the Company or any decrease in net current assets, total assets or stockholders' equity of the Company as compared with the amounts shown in the March 31, 1997 balance sheet of the Company included in the Registration Statement, or that for the periods from April 1, 1997 to the date of the latest available unaudited financial statements of the Company and to a specified date not more than five days prior to the date of the letter, there were any decreases, as compared to the corresponding periods in the prior year, in revenues, gross profit, operating income or total or per share amounts of net earnings, except in all instances for changes, decreases or increases which the Registration Statement discloses have occurred or may occur and except for such other changes, decreases or increases which the Representatives shall in their sole discretion accept; or
(C) the unaudited pro forma consolidated financial statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the Act and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

                                    (iv) stating that they have compared
specific dollar amounts, numbers of shares and other numerical data and financial information set forth in the Registration Statement that have been specified by the Representatives prior to the date of this Agreement, to the extent that such information is derived from the accounting records subject to the internal control structure, policies and procedures of the Company's or the Subsidiaries' accounting systems, or has been derived directly from such accounting records by analysis or comparison or has been derived from other records and analysis maintained or prepared by the Company or the Subsidiaries with the results obtained from the application of readings, inquiries and other appropriate procedures (which procedures do not constitute an audit in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

                           (l) There shall have been duly tendered to the
Representatives for the respective accounts of the Underwriters certificates representing all of the Shares to be purchased by the Underwriters on the Closing Date or any Option Closing Date, as the case may be.

                           (m) At the Closing Date and any Option Closing Date,
the Representatives shall have been furnished such additional documents, information and certificates as they shall have reasonably requested.

                           (n) The issuance and sale of the Shares shall be
legally permitted under applicable Blue Sky or state securities laws so long as such sales are made in accordance with the Preliminary Blue Sky Memorandum.

                  All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory in form and substance to the

Representatives and Underwriters' counsel. The Company and the Selling Stockholders shall furnish the Representatives with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request. If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or any Option Closing Date, as the case may be, is not fulfilled, the Representatives may on behalf of the several Underwriters, terminate this Agreement with respect to the Closing Date or such Option Closing Date, as applicable, or, if it so elects, waive any such conditions which have not been fulfilled or extend the time for their fulfillment. Any such termination shall be without liability of the Underwriters to the Company or the Selling Stockholders.

                  8. Indemnification and Contribution.

                           (a) The Company and each Selling Stockholder,
severally and not jointly, shall indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act, against any and all loss, liability, claim, damage and expense whatsoever, including, but not limited to, any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or in connection with any investigation or inquiry of, or action or proceeding that may be brought against, the respective indemnified parties, arising out of or based upon any breach of its, his or her respective representations and warranties made in this Agreement and any untrue statements or alleged untrue statements of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, any application or other document (in this Section 8 collectively called "application") executed by the Company and based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify all or any part of the Shares under the securities laws thereof or filed with the SEC or the NASD, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing indemnity:

                                    (i) shall not apply to statements in or
omissions from any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any application or in any communication to the SEC, as the case may be, made in reliance upon and in conformity with information supplied to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein; and

                                    (ii) with respect to any Preliminary
Prospectus, shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares if, at or prior to the written confirmation of the sale of such Shares, a copy of an amended Preliminary Prospectus or the Prospectus (or the Prospectus as amended or supplemented) was delivered to such Underwriter but was not sent, or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or Prospectus (or the Prospectus as amended or supplemented).

This indemnity agreement will be in addition to any liability the Company and the Selling Stockholders may otherwise have.

                           (b) Each Underwriter, severally and not jointly,
shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, each Selling Stockholder, and each other person, if any, who controls the Company or a Selling Stockholder within the meaning of the Act to the same extent as the foregoing indemnities from the Company and the Selling Stockholders to the several Underwriters, but only with respect to any loss, liability, claim, damage or expense resulting from statements or omissions, or alleged statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any application or in any communication to the SEC, as the case may be, made in reliance upon and in conformity with information supplied to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                           (c) If any action, inquiry, investigation or
proceeding is brought against any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs, such person (hereinafter called the "indemnified party") shall, promptly after notification of, or receipt of service of process for, such action, inquiry, investigation or proceeding, notify in writing the party or parties against whom indemnification is to be sought (hereinafter called the "indemnifying party") of the institution of such action, inquiry, investigation or proceeding and the indemnifying party, upon the request of the indemnified party, shall assume the defense of such action, inquiry, investigation or proceeding, including the employment of counsel (reasonably satisfactory to such indemnified party) and payment of expenses. No indemnification provided for in this Section 8 shall be available to any indemnified party who shall fail to give such notice if the indemnifying party does not have knowledge of such action, inquiry, investigation or proceeding, to the extent that such indemnifying party has been materially prejudiced by the failure to give such notice, but the omission to so notify the indemnifying party shall not relieve the indemnifying party otherwise than under this Section 8. Such indemnified party or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action. If such indemnified party or parties shall have been advised by counsel that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, the indemnified party or parties shall be entitled to select counsel (such counsel, "Separate Counsel") to conduct the defense to the extent determined by such counsel to be necessary to protect the interests of the indemnified party or parties and the reasonable fees and expenses of such Separate Counsel shall be borne by the indemnifying party; provided, however, that if the indemnified parties engage more than one Separate Counsel, then the indemnifying party's liability with respect to such Separate Counsel shall be limited, in the aggregate, to an amount equal to the highest amount of reasonable fees and expenses charged or incurred by a single Separate Counsel, which amount shall be divided among the indemnified parties on a pro rata basis in accordance with the relative amounts of reasonable fees and expenses of their respective Separate Counsel. Expenses covered by the indemnification in this Section 8 shall be paid by the indemnifying party as they are incurred by the indemnified party. Anything in this Section 8 to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim effected without its written consent.

                           (d) Each Selling Stockholder's aggregate liability
under this Section 8 shall be limited to an amount equal to the lesser of (i) such Selling Stockholder's pro-rata portion of the total of all losses, liabilities, claims, damages or expenses indemnified against (such pro-rata portion being equal to the number of Shares sold by such Selling Stockholder, divided by the total number of Shares sold by all of the Selling Stockholders) or (ii) the net proceeds (before deducting expenses) received by such Selling Stockholder from the sale of such Selling Stockholder's Shares pursuant to this Agreement.

                           (e) If the indemnification provided for in this
Section 8 is unavailable to, or insufficient to hold harmless an indemnified party under Sections 8(a) or (b) hereof in respect of any losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to therein, except by reason of the provisos set forth in Section 8(a) hereof or the failure to give notice as required in Section 8(c) hereof (provided that the indemnifying party does not have knowledge of the action, inquiry, investigation or proceeding and to the extent such party has been materially prejudiced by the failure to give such notice), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company or the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company or each Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims or reasonable expenses (or actions, inquiries, investigations or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company or each Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company or each Selling Stockholder bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or a Selling Stockholder on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 8(e) were determined by pro rata allocation (even if the Selling Stockholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or reasonable expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), (i) the provisions of the Agreement Among Underwriters shall govern contribution among Underwriters, (ii) no Underwriter (except as provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' and the Selling Stockholders' obligations in this Section 8(e) to contribute are several in proportion to their individual underwriting obligations and number of Shares sold, respectively, and not joint.

                  9. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date and any Option Closing Date; and such representations, warranties and agreements of the Underwriters, the Company and the Selling Stockholders, including, without limitation, the indemnity and contribution agreements contained in Section 8 hereof and the agreements contained in Sections 6, 9, 10 and 13 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person, and shall survive delivery of the Shares and termination of this Agreement, whether before or after the Closing Date or any Option Closing Date.

                  10.  Effective Date of This Agreement and Termination Hereof.

                           (a) This Agreement shall become effective at 10:00
a.m., Philadelphia, Pennsylvania time, on the first business day following the Effective Date or at the time of the public offering by the Underwriters of the Shares, whichever is earlier, except that the provisions of Sections 6, 8, 9, 10 and 13 hereof shall be effective upon execution hereof. The time of the public offering, for the purpose of this
Section 10, shall mean the time when any of the Shares are first released by the Underwriters for offering by dealers. The Representatives may prevent the provisions of this Agreement (other than those contained in Sections 6, 8, 9, 10 and 13) hereof from becoming effective without liability of any party to any other party, except as noted below, by giving the notice indicated in Section 10(c) hereof before the time the other provisions of this Agreement become effective.

                           (b) The Representatives shall have the right to
terminate this Agreement at any time prior to the Closing Date as provided in Sections 7 and 11 hereof or if any of the following have occurred:

                                    (i) since the respective dates as of which
information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or its Subsidiaries, or the earnings, business affairs, management or business prospects of the Company or its Subsidiaries, whether or not arising in the ordinary course of business, that would, in the Representatives' reasonable judgment, make the offering or delivery of the Shares impracticable;

                                    (ii) any outbreak of hostilities or other
national or international calamity or crisis or change in economic, political or financial market conditions if the effect on the financial markets of the United States of such outbreak, calamity, crisis or change is material and adverse and would, in the Representatives' reasonable judgment, make the offering or delivery of the Shares impracticable;

                                    (iii) suspension of trading generally in
securities on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market or the over-the-counter market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities or the promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the Representatives' reasonable opinion materially and adversely affects trading on such exchange or the over-the-counter market;

                                    (iv) declaration of a banking moratorium by
either federal or Pennsylvania state authorities;

                                    (v) the taking of any action by any federal,
state or local government or agency in respect of its monetary or fiscal affairs that in the Representatives' reasonable opinion has a material adverse effect on the securities markets in the United States; or

                                    (vi) trading in any securities of the
Company shall have been suspended or halted by the Nasdaq Stock Market or the SEC.

                           (c) If the Representatives elect to prevent this
Agreement from becoming effective or to terminate this Agreement as provided in this Section 10, the Representatives shall notify the Company and the Selling Stockholders thereof promptly by telephone, telex, telegraph, telegram or facsimile, confirmed by letter.

                  11.  Default by an Underwriter.

                           (a) If any Underwriter or Underwriters shall default
in its or their obligation to purchase Firm Shares or Optional Shares hereunder, and if the Firm Shares or Optional Shares with respect to which such default relates do not exceed the aggregate of 10% of the number of Firm Shares or Optional Shares, as the case may be, that all Underwriters have agreed to purchase hereunder, then such Firm Shares or Optional Shares to which the default relates shall be purchased severally by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

                           (b) If such default relates to more than 10% of the
Firm Shares or Optional Shares, as the case may be, the Representatives may, in their discretion, arrange for another party or parties (including a non-defaulting Underwriter) to purchase such Firm Shares or Optional Shares to which such default relates, on the terms contained herein. In the event that the Representatives do not arrange for the purchase of the Firm Shares or Optional Shares to which a default relates as provided in this Section 11, this Agreement may be terminated by the Representatives or by the Company without liability on the part of the several Underwriters (except as provided in Section 8 hereof) or the Company (except as provided in Sections 6 and 8 hereof), but nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for damages occasioned by its default hereunder.

                           (c) If the Firm Shares or Optional Shares to which
the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or any Option Closing Date, as the case may be, for a reasonable period but not in any event exceeding seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement or supplement to the Prospectus that in the opinion of counsel for the Underwriters may thereby be made necessary. The terms "Underwriters" and "Underwriter" as used in this Agreement shall include any party substituted under this Section 11 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and/or Optional Shares.

                  12. Information Furnished by Underwriters. The statement set forth on the inside cover page regarding stabilization and under the caption "Underwriting" (except for the [fourth to last and second to last] paragraphs thereunder) in any Preliminary Prospectus and the Prospectus constitute the only written information furnished by or on behalf of any Underwriter referred to in Sections 1(a)(ii) and 8 hereof.

                  13. Notice. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to such Underwriter, c/o Janney Montgomery Scott Inc., 1801 Market Street, Philadelphia, Pennsylvania 19103, Attention: Mr. Michael J. Mufson, with a copy to Pepper, Hamilton & Scheetz LLP, 3000 Two Logan Square, Philadelphia, Pennsylvania 19103, Attention: Barry M. Abelson, Esquire; if sent to the Company shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to inTEST Corporation, 2 Pin Oak Lane, Cherry Hill, New Jersey 08003, Attention: Alyn R. Holt, with a copy to Saul, Ewing, Remick & Saul, 3800 Center Square West, Philadelphia, Pennsylvania 19102, Attention:
James W. Schwartz, Esquire; if sent to the Selling Stockholders shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to Alyn
R. Holt or Hugh T. Regan, Jr., as Attorney-in-Fact, c/o inTEST Corporation, (at the address listed above), with a copy to Saul, Ewing, Remick & Saul Attention:
James W. Schwartz, Esquire, (at the address listed above).

                  14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company, the Subsidiaries, the Selling Stockholders and the controlling persons, directors and officers thereof, and their respective successors, assigns, heirs and legal representatives, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The terms "successors" and "assigns" shall not include any purchaser of the Shares merely because of such purchase.

                  In all dealings with the Company and the Selling Stockholders under this Agreement, the Representatives shall act on behalf of each of the several Underwriters, and the Company and the Selling Stockholders shall be entitled to act and rely upon any statement, request, notice or agreement made or given by the Representatives jointly or by Janney Montgomery Scott Inc. on behalf of the Representatives.

                  15. Definition of Business Day. For purposes of this Agreement, "business day" means any day on which the Nasdaq National Market is opened for trading.

                  16. Counterparts. This Agreement may be executed in one or more counterparts and by facsimile signatures and all such counterparts and facsimile signatures will constitute one and the same instrument.

                  17. Construction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and performed entirely within such Commonwealth. All references herein to the knowledge of the Company shall be deemed to include the knowledge of each of the Subsidiaries.

                  If the foregoing correctly sets forth your understanding of our agreement, please sign and return to the Company the enclosed duplicate hereof, whereupon it will become a binding agreement in accordance with its terms.


                        Very truly yours,

                        INTEST CORPORATION


                        By:________________________________________________
                                 Alyn R. Holt
                                 Chairman of the Board and Chief
                                 Executive Officer


                        THE SELLING STOCKHOLDERS


                        By: _______________________________________________
                                 Attorney-in-Fact, acting on behalf of each
                                 of the Selling Stockholders named in
                                 Schedule II hereto.



The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

JANNEY MONTGOMERY SCOTT INC.
NEEDHAM & COMPANY, INC.
As Representatives of the Several Underwriters named in Schedule I hereto

By: JANNEY MONTGOMERY SCOTT INC.


By:_____________________________________
         Authorized Representative

                                     JOINDER


                  Each of the Subsidiaries, intending to be legally bound, hereby joins this Agreement for purposes of Sections 1 and 9 hereof.


                                              INTEST LIMITED

                                              ______________________________
                                              By:
                                              Title:


                                              INTEST KABUSHIKI KAISHA

                                              ______________________________
                                              By:
                                              Title:


                                              INTEST PTE, LIMITED

                                              ______________________________
                                              By:
                                              Title:


                                              [DELAWARE SUB]

                                              ______________________________
                                              By:
                                              Title:


                                              [DELAWARE SUB]

                                              ______________________________
                                              By:
                                              Title:

                                   SCHEDULE I

                            Schedule of Underwriters
                            ------------------------


                                               Number of Firm    Number of
                                               Shares to be      Optional Shares
Underwriter                                    Purchased         to be Purchased
-----------                                    ---------         ---------------


Janney Montgomery Scott
         Inc., Philadelphia, PA
Needham & Company, Inc.
         New York, NY











Total                                        ============        ============

                                   SCHEDULE II

                        Schedule of Selling Stockholders
                        --------------------------------



                                               Number of Firm    Number of
                                               Shares to be      Optional Shares
Selling Stockholder                            Sold              to be Sold
-------------------                            ---------         ---------------








      Total                                     ===========       =============

                                  SCHEDULE III


                         List of Subsidiary Stockholders
                         -------------------------------

                                   SCHEDULE IV


                          Stockholder NASD Affiliations
                          -----------------------------

                                   SCHEDULE V


                   List of Persons Who Are to Deliver Lock-Up
               Agreements Called for Under Sections 5(k) and 7(d)
               --------------------------------------------------

                                    EXHIBIT A


                    Subsidiaries of the Company, Jurisdiction
            of Incorporation and Percentage Ownership by the Company
            --------------------------------------------------------


Subsidiary                Jurisdiction                       % Ownership
----------                ------------                       -----------

                                    EXHIBIT B

                     Matters to be Covered in the Opinion of
                           Saul, Ewing, Remick & Saul
                             Counsel for the Company


                  (1) The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with full power and authority to conduct all of the activities conducted by it, own or lease all of the assets owned or leased by it, and conduct its business all as described in the Registration Statement and the Prospectus; and is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions, domestic or foreign, in which the nature of the activities conducted by it and/or the character of the assets owned and leased by it makes such qualification or license necessary.

                  (2) Each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, domestic or foreign, with full power and authority to conduct all of the activities conducted by it, own or lease all of the assets owned or leased by it, and conduct its business all as described in the Registration Statement and the Prospectus; and is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions, domestic or foreign, in which the nature of the activities conducted by it and/or the character of the assets owned and leased by it makes such qualification or license necessary;

                  (3) No authorization, approval, consent or license of any governmental or regulatory body, domestic or foreign, except as may be required under the Act or the blue sky laws of the various jurisdictions, is required in connection with the (A) authorization, issuance, transfer, sale or delivery of the Shares to be sold by the Company; (B) execution, delivery and performance of the Agreement by the Company or (C) taking of any action contemplated herein or in the Registration Statement or the Prospectus, including, without limitation, the Exchange Agreements, or if so required, all such authorizations, approvals, consents and licenses, specifying the same, have been obtained and are in full force and effect and have been disclosed to the Representatives.

                  (4) The Company has authorized and outstanding capital stock, stock options and other derivative securities as set forth in the Registration Statement and the Prospectus. The outstanding shares of the Common Stock, including the shares of the Common Stock issued pursuant to the Exchange Agreements, have been, and all of the Shares will be, upon issuance and payment therefor, duly authorized, validly issued, fully paid and nonassessable, are not subject to preemptive rights and have not been issued in violation of any statutory preemptive rights or similar contractual rights. The holders of shares of the Common Stock are not and will not be subject to personal liability solely by reason of being such holders. The issue and sale of the Shares by the Company have been duly and validly authorized. The Common Stock has been duly authorized for quotation or listing on the Nasdaq National Market. All issuances, including the shares of Common Stock issued pursuant to the Exchange Agreement, and repurchases of securities of the Company and the Subsidiaries by the Company and the Subsidiaries were exempt from, or complied in all material respects with, the provisions of all applicable federal, state and foreign securities and corporate laws.

                  (5) No holder of any securities of the Company has the right to require registration of shares of the Common Stock or other securities of the Company. The description of the Common Stock and the Shares contained in the Registration Statement and the Prospectus conforms to the rights set forth in the instruments or certificates defining the same and is in conformity with the requirements of the Act and the Regulations.

                  (6) The Company is not an "investment company" as defined in
Section 3(a) of the Investment Company Act and, if the Company conducts its business as set forth in the Registration Statement and the Prospectus, will not become an "investment company" and will not be required to register under the Investment Company Act; the Company has not, prior to the date of the Prospectus, been required to make any filings pursuant to the Exchange Act.

                  (7) The Company has full power and authority to enter into the Agreement, and the Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except insofar as rights to indemnity or contribution may be limited by applicable law or equitable principles, and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws affecting creditors' rights generally or by general equitable principles.

                  (8) Nothing has come to such counsel's attention to give such counsel reason to believe that any of the representations and warranties of the Company or the Selling Stockholders contained in the Agreement or in any certificate or document contemplated under the Agreement to be delivered is not true or correct or that any of the covenants and agreements contained in the Agreement or in any such certificate or document to be performed on the part of the Company or any of the respective conditions contained in the Agreement or in any such certificate or document, or set forth in the Registration Statement or the Prospectus, to be fulfilled or complied with by the Company has not been or will not be duly and timely performed, fulfilled or complied with in any material respect.

                  (9) The Registration Statement and the Prospectus, and each amendment thereof or supplement thereto, comply as to form and substance with, and are responsive in all material respects to, the requirements of the Act and the Rules and Regulations (except that no opinion need be expressed as to matters concerning financial statements and other financial data and related notes, schedules and financial or statistical data contained in the Registration Statement or the Prospectus).

                  (10) Such counsel has participated in the preparation of the Registration Statement and the Prospectus and nothing has come to the attention of such counsel to lead it to believe that, both as of the Effective Date and as of the Closing Date and any Option

Closing Date, either the Registration Statement or the Prospectus, or any amendment or supplement thereto, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that no opinion need be expressed as to matters concerning financial statements and other financial data and related notes, schedules and financial or statistical data contained in the Registration Statement or the Prospectus).

                  (11) Such counsel has read all contracts specifically enumerated in the Registration Statement and the Prospectus, and such contracts are fairly summarized or described therein, conform in all material respects to the descriptions thereof contained therein, and are filed as exhibits thereto, if required, and there are no contracts or documents required to be so summarized or disclosed or so filed which have not been so summarized or disclosed or so filed.

                  (12) The Registration Statement has become effective under the Act, and (A) no stop order suspending the effectiveness of the Registration Statement has been issued and (B) to the best of such counsel's knowledge, no proceedings for that purpose have been instituted or are threatened, pending or contemplated. The opinion delivered at the Closing Date shall state that all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made, to the extent that such rules are utilized.

                  (13) The Exchange has been consummated and the Shares to be issued pursuant thereto have been duly issued in accordance therewith. The outstanding shares of capital stock or other evidence of ownership of the Subsidiaries are duly authorized, validly issued, fully paid and non-assessable, are not subject to preemptive rights and have not been issued in violation of any statutory preemptive rights or similar contractual rights. The Company, to the knowledge of such counsel, owns 100% of the capital stock of the Subsidiaries, in all cases, free and clear of all liens, encumbrances and security interests.

                  (14) The execution and delivery of the Agreement by the Company and the Subsidiaries, the consummation by the Company and the Subsidiaries of the transactions herein contemplated, including, without limitation, the Exchange Agreements, and the compliance with the terms of this Agreement do not and will not conflict with or result in a breach of any of the terms or provisions of or violate or constitute a default under, the Certificate of Incorporation or Bylaws or other constituent documents, domestic or foreign, of the Company or the Subsidiaries, or any indenture, mortgage or other agreement or instrument to which the Company or the Subsidiaries is a party or by which the Company or the Subsidiaries or any material portion of its properties is bound of which counsel has knowledge, or any existing statute, rule or regulation, or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Subsidiaries or any material portion of its properties.

                  (15) All real and personal property described in the Registration Statement and Prospectus as being leased by the Company or the Subsidiaries is held by the Company under valid leases.

                  (16) There are no legal proceedings pending or, to the knowledge of such counsel, threatened against the Company or the Subsidiaries which are required to be disclosed in the Registration Statement, except as described therein.

                  (17) Except as described in the Prospectus, the Company or the Subsidiaries does not own any interest in any corporation, partnership, joint venture, trust or other business entity.

                  (18) Each Selling Stockholder has full power and authority to enter into the Agreement and the Power of Attorney and Custody Agreement (the "Custody Agreement"). All authorizations and consents necessary for the execution and delivery of the Agreement and the Custody Agreement on behalf of each Selling Stockholder have been given. The delivery of the Shares on behalf of each Selling Stockholder pursuant to the terms of the Agreement and payment therefor by the Underwriters will pass marketable title to the Shares to the Underwriters, free and clear of all liens, encumbrances and claims.

                  (19) Each of the Agreement and the Custody Agreement has been duly authorized, executed and delivered by each Selling Stockholder, is a valid and binding agreement of each Selling Stockholder and the Agreement and the Custody Agreement are enforceable against each Selling Stockholder in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws affecting creditors' rights generally or by general equitable principals.

                  (20) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body, domestic or foreign, is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by or on behalf of each Selling Stockholder, in connection with the execution, delivery and performance of the Agreement and the Custody Agreement by each Selling Stockholder or in connection with the taking by or on behalf of each Selling Stockholder of any action contemplated thereby or, if so required, all such consents, approvals, authorizations and orders, specifying the same, have been obtained and are in full force and effect, except such as have been obtained under the Act or the Regulations.

                  (21) The execution and delivery of the Agreement and the Custody Agreement by each Selling Stockholder, the consummation by each Selling Stockholder of the transactions herein contemplated and the compliance by each Selling Stockholder with the terms thereof do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of any Selling Stockholder pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which any Selling Stockholder is a party or by which it or any of its properties is bound or affected which is known to such counsel, or any, domestic or foreign, statute, judgment, ruling, decree, order, rule or regulation of any, domestic or foreign, court or other governmental agency or body applicable to each Selling Stockholder.

                  (22) There are no transfer or similar taxes payable in connection with the sale and delivery of the Shares by each Selling Stockholder to the Underwriters, except as specified in such opinion.

                  In rendering such opinions, counsel for the Company may set forth that as to certain matters of fact, such counsel is relying on one or more certificates of public officials, governmental agencies or officers of the Company. In addition, as to matters of law, counsel for the Company may rely as to matters involving the application of laws other than the laws of the United States, the laws of New Jersey, the laws of Pennsylvania, the laws of Delaware and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to the Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws.

                  Unless the context clearly indicates otherwise, the term "Company" as used in this Exhibit, shall include the Subsidiaries. The opinion of counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in their opinion delivered to the Underwriters.

                                    EXHIBIT C

                     Matters to be Covered in the Opinion of
                                Ratner & Prestia
                         Patent Counsel for the Company

                  (1) The statements in the Prospectus under the headings "Risk Factors -- Uncertainty of Patents and Proprietary Rights; Risk of Litigation"; "Business -- Patents and Other Proprietary Rights"; "Business - Competition" and "Experts" insofar as such statements constitute summary descriptions of the legal matters, documents, proceedings or descriptions referred to therein, fairly present the information called for with respect to such legal matters, documents, proceedings or descriptions. To our knowledge, except as described in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with (and we know of no infringement of or conflict with) asserted rights of others in any patents, trade secrets, copyrights, trademarks, service marks or trade names. To our knowledge, except as set forth in the Prospectus, there is no infringement or violation by others of any of the Company's patents, trade secrets, copyrights, trademarks, service marks or trade names. Except as set forth in the Prospectus, to our knowledge there are no legal or governmental proceedings pending or threatened related to patents, trade secrets, copyrights, trademarks, service marks or trade names of others to which the Company or any of its subsidiaries is a party or, except for ordinary proceedings initiated by the Company or any of its subsidiaries seeking statutory rights, registrations or certifications from governmental authorities, to which any intellectual property of the Company or any of its subsidiaries is subject.

                  (2) To our knowledge there is no contract or other document relating to patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks or trade names of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Prospectus that is not filed or described as required.

                  (3) Attached hereto as Schedule A is an accurate and complete list describing all patents issued to, and all patent applications filed on behalf of, the Company or any of its subsidiaries with the U.S. Patent and Trademark Office or with patent authorities in other countries. It is our opinion that, based on the declarations of the named inventor(s) in the applications and our investigation of the facts concerning the inventions by such inventor(s), the named inventor(s) are the original and first inventor(s) of the subject matter which is claimed. We are not aware of any other patents issued to, or patent applications filed by or on behalf of, the Company or any of its subsidiaries. On the basis of our review of assignments executed by the inventors, it is our opinion that all the inventors have assigned all their right, title and interest in the applications and the patents listed on Schedule A to the Company or its subsidiaries. It is our opinion that the patents listed on Schedule A are valid and enforceable and we are not aware of any information that would render the patents, or any of the claims therein, invalid or unenforceable. Further, except as set forth in the Prospectus, we are not aware of any actions brought or threatened by any party alleging the invalidity or unenforceability of the patents listed on Schedule A. It is our opinion that neither U.S. Patent 4,230,985, issued on October 28, 1980 to Matrone et al., nor U.S. Patent 4,284,311, issued on August 8, 1981 to Forster et al., whether such patents are taken alone, together or in combination with any other prior art known to us, will result in the invalidation of any of the claims of U.S. Patent 4,589,815, issued on May 20, 1986, which is currently undergoing reexamination in the U.S. Patent and Trademark Office. It is our opinion that the Company has not or is not infringing U.S. Patent 4,230,985, issued on October 28, 1980 to Matrone et al., nor U.S. Patent 4,284,311, issued on August 8, 1981 to Forster et al.

                  (4) To our knowledge: (i) the Company and its subsidiaries own, or are licensed or otherwise possess adequate rights to use, all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights (collectively "Intellectual Property") which are used in or necessary for the conduct of their respective businesses as described in the Prospectus, except as otherwise described in the Prospectus, no claims have been asserted by any person to the use of any Intellectual Property or challenging or questioning the validity or effectiveness of any Intellectual Property; and (ii) the use, in connection with the business and operations of the Company and its subsidiaries, of any Intellectual Property does not infringe on the rights of any person to the extent that an unfavorable decision, ruling or finding as to such infringement could materially adversely affect the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

                  (5) We hereby consent to the reference to our firm under the heading "Experts" in the Prospectus.